J.A.M., INC.
                          1987 STOCK OPTION PLAN


     1.   INTRODUCTION AND STATEMENT OF PURPOSE This Stock Option Plan (the

"Plan")  is  intended to encourage stock ownership by selected officers and employees of J.A.M.,  Inc.  (the "Company") , a New York State Corporation,

in order to increase their proprietary  interest  in  the  success  of  the

Company  and  to  encourage  them  to  remain in the employ of the Company.

Options granted under this Plan may be either  Incentive  Stock Options (as defined  and  provided  for  in  Section 5(a) of this Plan) or Nonstatutory

Stock Options (as defined and provided  for  in Section 5(b) of this Plan),

as shall be determined in each specific case by  a duly appointed committee of the Board of Directors of the Company (the "Committee")  as  hereinafter

provided.   As  used  in this Plan, the term motion" shall refer to  either

Incentive Stock Options or Nonstatutory Stock Options, or both.

     2.   ADMINISTRATION

          (a)  Subject   to  the  express  provisions  of  this  Plan,  the

Committee shall have plenary  authority,  in  its  sole  discretion: (i) To determine the time or times at which, and the officers and employees of the

Company to whom, options shall be granted under this Plan;

               (ii) To determine, as the case may be, the  Incentive  Stock option  Price  or  Nonstatutory Stock Option Price (both as defined herein)

of, and the number of shares of Stock (as defined herein) to be covered by,

options granted under this Plan;

               (iii)  To  determine  the time or times at which each option granted under this Plan may be exercised,  including  whether an option may be exercised in whole or in installments;

               (iv) To  interpret  this  Plan and to prescribe,  amend  and rescind rules and regulations relating to it; and

               (v)  To make all other determinations  which  the  Committee shall deem necessary or advisable for the administration of this Plan.

          (b)  The  membership  of the Committee shall at all times consist of not less than 3 members of the  Board  of  Directors  of  the  Bank (the

"Board  of  Directors"), each of whom shall be a "Disinterested Person"  as defined in Section  2(d)  hereinafter.  The Committee shall have all of the powers and duties set forth  herein,  as well as such additional powers and duties as the Board of Directors may delegate  to  it;  provided,  however,

that the Board of Directors expressly retains the right (i) to appoint  the members  of  the  Committee,  and  (ii)  to  terminate  or  amend this Plan consistent  with provisions of applicable law.  The Board of Directors  may from time to  time  appoint members of the Committee in substitution for or in addition to members  previously  appointed,  may  fill  vacancies in the

Committee,   however  caused,  and  may  discharge  the  Committee.    Duly

authorized actions  of  the Committee shall constitute actions of the Board of Directors for the purposes of this Plan and the administration thereof.

          (c)  Notwithstanding   anything   herein   to  the  contrary,  no

employee,  officer or director of the Company shall, as  a  member  of  the

Committee or  otherwise  ,  have  any  vote with regard to the grant of any option to himself, including, but not limited to:

               (i)  The time at which any such option shall be granted;

               (ii) The number of shares  of  Stock  covered  by  any  such option;

               (iii)  The  time  or  times  at  which, or the period during which, any such option may be exercised or whether  it  may be exercised in whole or in installments;

               (iv) The provisions of the agreement relating  to  any  such option; and

               (v)  The Incentive Stock Option Price of Stock subject to an

Incentive  Stock  Option  granted  to him, or the Nonstatutory Stock Option

Price of Stock subject to a Nonstatutory Stock Option granted to him.

          (d)  The term "Disinterested  Person" as used in Section 2 (b) of this Plan shall mean a person who, at the time he exercises discretion with respect to the administration of this Plan,  is not then and has not at any time during the preceding year been eligible for  selection  as a person to whom  options  may  be  granted  under  this  Plan or to whom stock may  be allocated or options granted under the provisions  of any other plan of the

Company which entitles the participants therein to acquire  stock  or stock options of the Company.

     3.   STOCK

     Except  as  provided  in Section 10 of this Plan, the number of shares which may be made subject to  options,  or  which  may  be  issued upon the exercise  of  options  granted  under  this  Plan, shall be limited  to  an aggregate  of  500,000  shares  of the common stock  of  the  Company  (the

"Stock") The shares reserved for  issuance  pursuant  to  this  Plan  shall consist of authorized but previously unissued shares of Stock.

     Except  as otherwise provided in Section 10 of this Plan, if an option granted under  this Plan expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion  of  such option may again be made subject to an option or options granted under this Plan.

     4.   ELIGIBILITY

     Options may be granted  under  this  Plan to such officers and regular full-time  employees  of  the  Company as may be  selected  in  the  manner

provided in Section 2 of this Plan.   A  director of the Company who is not

also a regular full-time employee of the Company  shall  not be eligible to receive any options under this Plan.  A person granted an option under this

Plan shall nevertheless remain eligible to receive one or  more  additional options thereafter, notwithstanding that options previously granted to such person remain unexercised in whole or in part.

     5.   TERMS OF OPTIONS

     This  Plan  is  intended  to authorize the Committee to grant, in  its discretion, options that qualify  as  incentive  stock  options pursuant to

Section 422A(b) of the Internal Revenue Code of 1954, as amended AND/OR THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS THE CASE MAY BE, (the "Code")

(such  qualifying  options  being  referred  to herein as "Incentive  Stock

Options")  or  options that do not so qualify (such  nonqualifying  options being referred to  herein  as  "Nonstatutory  Stock Options").  Each option granted under this Plan shall be evidenced by a  written  option  agreement which  shall  be  executed and delivered as provided in Section 12 of  this

Plan and which shall  specify  whether  the  option  granted  therein is an

Incentive Stock Option or a Nonstatutory Stock Option.

          (a)  TERMS   OF  INCENTIVE  STOCK  OPTIONS.   Each  stock  option

agreement covering an Incentive  Stock  Option  granted under this Plan and

any  amendment  thereof  shall  conform  to  the  provisions   of   Section

5(a)(i)(iii)  below,  and  may  contain  such  other  terms  and provisions consistent with the requirements of this Plan as the Committee  shall  deem appropriate:

               (i)  INCENTIVE  STOCK  OPTION  PRICE.   Except  as otherwise

specifically  provided  in  Section 8, the purchase price of each share  of

Stock subject to an Incentive  Stock  Option  (the  "Incentive Stock Option

Price")  shall  be a stated price which is not less than  the  fair  market value of such share  of  Stock,  determined in accordance with Section 8 of this Plan, as of the date such Incentive Stock Option is granted; provided,

however, that if an employee, at the  time  an  Incentive  Stock  Option is granted to him, owns stock representing more than 10% of the total combined voting  power  of  all  classes  of stock of the Company (or, under Section

425(d) of the Code, is deemed to own  stock  representing  more than 10% of the total combined voting power of all such classes of stock,  directly  or indirectly,  by  or  for  any  brother, sister, spouse, ancestor, or lineal descendant of such employee, or  by  or  for  any corporation, partnership,

estate  or  trust  of  which  such  employee is a shareholder,  partner  or beneficiary) , then the Incentive Stock Option Price of each share of Stock subject to such Incentive Stock Option  shall  be at least equal to 110% of the fair market value of such share of Stock, as  determined  in the manner stated above.

               (ii) TERM  OF  INCENTIVE  STOCK  OPTIONS.   Incentive  Stock

Options  granted under this Plan shall be exercisable for such  periods  as shall be determined  by  the  Committee  at  the time of grant of each such

Incentive Stock Option, but in no event shall  an Incentive Stock option be exercisable  after  the  expiration of 10 years from  the  date  of  grant;

provided, however, that an  Incentive  Stock Option granted to any employee as to whom the Incentive Stock Option Price  of each share of Stock subject thereto is required to be at least equal to the  greater  of the book value or  110%  of  the  f  air  market value of such share of Stock pursuant  to

Section 5(a)(i) above, shall  not  be exercisable after the expiration of 5 years from the date of grant.  Each  Incentive  Stock  Option granted under this Plan shall also be subject to earlier termination as  provided in this

Plan.

               (iii) EXERCISE OF INCENTIVE STOCK OPTIONS.

                    (A)  Subject to the provisions of sections 5(a)(iii)(F)

and 10 of this Plan, Incentive Stock Options granted under this Plan may be exercised in whole or in installments, to such extent, and at  such time or times during the terms thereof, as shall be determined by the Committee  at the time of grant of each such option.

                    (B)  Incentive  Stock  Options  granted under this Plan

shall be exercisable only by delivery to the Company  of  written notice of exercise,  which  notice shall state the number of shares with  respect  to which such Incentive  Stock  Option  is exercised, the date of grant of the

Incentive Stock Option, the aggregate  purchase  price  for the shares with respect to which the Incentive Stock Option is exercised  and the effective date of such exercise, which date shall not be earlier than  the  date  the notice  is  received by the Company nor later than the date upon which such

Incentive Stock  Option  expires.   The written notice of exercise shall be

sent together with the full Incentive  Stock  Option  Price  of  the shares purchased,  which  must  be paid in full in United States dollars by  cash,

certified check, bank draft  or  money  order  payable  to the order of the

Company.

                    (C)  Except as expressly provided to  the  contrary  in

section  9  of this Plan, an Incentive Stock Option granted hereunder shall remain outstanding  and  shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an officer or employee of the Company.

                    (D)  All  Incentive  Stock  Options  granted under this

Plan shall be nontransferable, except by will or the laws  of  descent  and distribution, and shall be exercisable during the lifetime of the person to whom  granted  only  by  such  person  (or  such  person's  duly appointed,

qualified, and acting personal representative).

                    (E)  No Incentive Stock Option may be exercised  as  to

fewer  than  100 shares of Stock at any one time without the consent of the

Committee, unless  the  number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such

Incentive Stock Option.

          (b)  TERMS OF NONSTATUTORY  STOCK  OPTIONS.   Each  Stock  option

agreement covering a Nonstatutory Stock Option granted under this Plan  and any  amendment thereof shall conform to the provisions of section 5 (b) (i)

- - (iii) , below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Committee shall deem appropriate:

               (i)  NONSTATUTORY  STOCK  OPTION PRICE.  Except as otherwise specifically provided in Section 8, the purchase  price  of  each  share of

Stock  subject  to  a  Nonstatutory  Stock  Option (the "Nonstatutory Stock

Option Price") shall be a stated price which is not less than the par value of such share of Stock.

               (ii) TERM OF NONSTATUTORY STOCK OPTIONS.  Nonstatutory Stock

Options granted under this Plan shall be exercisable  for  such  periods as shall  be  determined  by  the Committee at the time of grant of each  such

Nonstatutory Stock Option, but  in  no  event  shall  a  Nonstatutory Stock

Option  be exercisable after the expiration of 10 years from  the  date  of grant.  Each  Nonstatutory  Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

               (iii) EXERCISE OF NONSTATUTORY STOCK OPTIONS.

                    (A)  Subject to the provisions of Sections 5(b)(iii)(E)

and 10 of this Plan, Nonstatutory Stock options granted under this Plan may be exercised in whole or in installments,  to such extent, and at such time or times during the terms thereof, as shall  be determined by the Committee at the time of grant of each such option.

                    (B)  Nonstatutory Stock Options granted under this Plan

shall be exercisable only by delivery to the Company  of  written notice of exercise,  which  notice shall state the number of shares with  respect  to which such Nonstatutory Stock Option is exercised, the date of grant of the

Nonstatutory Stock option, the aggregate purchase price for the shares with respect  to which the  Nonstatutory  Stock  Option  is  exercised  and  the effective  date  of such exercise, which date shall not be earlier than the date the notice is  received  by  the  Company nor later than the date upon

which  such  Nonstatutory  Stock Option expires.   The  written  notice  of

exercise shall be sent together  with  the  full  Nonstatutory Stock Option

Price of the shares purchased, which must be paid in  full in United States dollars by cash, certified check, bank draft or money order  payable to the order of the Company..

                    (C)  Except  as  expressly provided to the contrary  in

section 9 of this Plan, a Nonstatutory Stock Option granted hereunder shall remain outstanding and shall be exercisable  only  so long as the person to whom  such  Nonstatutory Stock Option. was granted remains  an  officer  or employee of the Company.

                    (D)  All  Nonstatutory Stock Options granted under this

Plan shall be nontransferable,  except  by  will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom  granted  only  by  such  person  (or  such person's  duly  appointed,

qualified, and acting personal representative).

                    (E)  No Nonstatutory Stock  Option  may be exercised as

to  fewer  than  100  shares  at  any one time without the consent  of  the

Committee, unless the number of shares  to  be purchased upon such exercise is the total number of shares at the time available for purchase under such

Nonstatutory Stock Option.

     6.   LIMITATION ON GRANT OF INCENTIVE STOCK OPTIONS.

     The  aggregate  fair market value of the Company's  Stock  (determined under Section 8 hereof at the time of the grant of any option) with respect to which Incentive Stock  Options  are  first  exercisable  by any Optionee during  any  calendar  year  (under all stock option plans of the  Company)

shall not exceed $100,000,00.

     7.   RIGHTS OF OPTIONEES

     No holder of an option shall be deemed to be the holder of, or to have any of the rights of a holder  with respect to, any shares of Stock subject to  such option unless and until  his  option  shall  have  been  exercised pursuant  to the terms thereof, the Company shall have issued and delivered to the holder  of  the option certificates representing the shares of Stock as to which he has exercised  his  option,  and  his  name  shall have been entered  as  a  stockholder of record on the books of the Company,  or  its

trans f er agent.   Thereupon, such person shall have full voting and other

ownership rights with respect to such shares of Stock.

     8.   DETERMINATION OF FAIR MARKET VALUE

     For the purposes  of this Plan, the Committee shall determine the fair market value of a share of stock of the Company.  The determination of fair market value shall be made  on  the  basis of such factors as it shall deem appropriate but specifically including  the  difference  between the market value  and  the  book  value of comparable companies and the trend  of  the

Company's earnings and of its book capital account, provided that (i) if on the date as of which such determination is made quotations for the class of stock being valued are regularly  quoted  on  the  National  Association of

Securities   Dealers  Automated  Quotation  System  ("NASDAQ")  or  another comparable system,  the fair market value of a share of such stock shall be deemed to be equal to  the mean of the average of the closing sales prices,

if available, or the closing  bid and asked prices for such stock quoted on such system on each of the 5 trading days immediately preceding the date as of which such determination is  made,  and  (ii) if on the date as of which such determination is made the class of stock  being  valued is admitted to trading  on a national securities exchange or exchanges  for  which  actual sale prices  are  regularly  reported, or actual sales prices are otherwise regularly published f or such  stock,  the f air market value of a share of such stock shall be deemed to be equal to  the  mean  of  the  closing sale prices  reported  for  such stock on each of the 5 trading days immediately preceding the date as of which such determination is made.

     9.   RETIREMENT, TERMINATION  OF  EMPLOYMENT  OR  DEATH  OF HOLDERS OF

OPTIONS

          (a)  RETIREMENT.  If a person to whom an option has been  granted under  this  Plan  retires from employment with the Company as a result  of

"Normal Retirement"  or  as  a  result of "Disability" (both as defined for purposes of any retirement plan in  effect  for  the  Company  from time to time) such option shall continue to be exercisable in whole or in  part  to the  extent  exercisable  on the date of retirement, and, to the extent not theretofore exercised, by the person to whom granted (or such person's duly appointed, qualified, and acting personal representative) in the manner set forth in Section 5 of this  Plan,  at any time within the remaining term of such option unless otherwise determined  by  the  Committee  at the time of grant, provided, however, that any Incentive Stock Option must be exercised within 3 months of the Normal Retirement Date, or within one year  from the

Termination date of employment caused by Disability.

          (b)  TERMINATION OF EMPLOYMENT.  Except as otherwise provided  in this  Section  9,  if the employment of a person to whom an option has been granted under this Plan is terminated for any reason, such option shall, to the extent not theretofore  exercised,  continue  to  be exercisable to the same extent that it was exercisable for a period of 30  days  from the date of  such  termination  of  employment, or for such other period as  may  be determined by the Committee  at  the  time  of  grant,  whereupon  it shall terminate and shall not thereafter be exercisable; provided, however,  that in  the  event of termination of employment for cause involving dishonesty,

malfeasance,  misfeasance  or  the  commission  of a criminal offense (with respect  to  which  determination  of  the  Committee shall  be  final  and

conclusive),  any  such  option  shall  terminate   immediately  upon  such

termination  of  employment.  No option granted under this  Plan  shall  be affected by any change  of  duties  or  position of the person to whom such option was granted or by any temporary leave  of  absence  granted  to such person by the Company.

          (c)  DEATH.  Unless otherwise determined by the Committee at  the time  of  grant,  if a person to whom an Option has been granted under this

Plan (the "Grantee")  dies  prior  to  the  expiration  of the term of such option, such option shall be exercisable by the estate of  the  Grantee, or by  a  person who acquired the right to exercise such option by bequest  or inheritance  from the Grantee, at any time within two years after the death of such person  and  prior  to  the date upon which the term of such option expires, to the extent and in the  manner  exercisable by the Grantee as of the date of his death.

     10.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CHANGES IN CONTROL.

          (a)  If the outstanding shares of Stock of the Company as a whole are  increased,  decreased,  changed into, or exchanged  for,  a  different number or kind of shares or securities  of  the  Company,  whether  through merger,  consolidation, reorganization, recapitalization, reclassification,

stock dividend,  stock  split,  combination  of shares, exchange of shares,

change  in  corporate  structure,  or  amendment  to   the  certificate  of

incorporation of the Company or otherwise, an appropriate and proportionate adjustment, as determined by the Committee, shall be made to the number and kind of shares subject to this Plan, and to the number, kind, and per share

Incentive  Stock Option Price or Nonstatutory Stock Option  Price  (as  the

case may be)  of shares subject to unexercised options granted prior to any such change.  Any  such  adjustment  shall  be made without a change in the aggregate purchase price of the shares of Stock  subject to the unexercised portion of any option.

          (b)  Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the Company with  one  or  more  other  corporations in which the Company  is  not  the surviving corporation, or of  the  transfer  of  substantially  all  of the assets  or  the  transfer  of  all  of the shares of the Company to another corporation (any such transaction being referred to herein as a Terminating

Event"),  this  Plan  and any option theretofore  granted  hereunder  shall terminate unless provision  is  made  in  writing  in  connection with such

Terminating Event for the continuance of this Plan and for  the  assumption of  options  theretofore  granted  hereunder, or the substitution for  such options of new options covering the shares of the successor corporation, or a parent or subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Committee  (or  the successor to the Company)

to the number and kind of shares subject to such substituted options and to the Incentive Stock option Price or Nonstatutory Stock option Price (as the case may be), in which event this Plan and the  options theretofore granted or the new options substituted therefor, shall continue  in  the manner and under the terms so provided.  Upon the occurrence of a Terminating Event in which  provision is not made for the continuance of this Plan and  for  the assumption  of  options  theretofore  granted  or the substitution for such options of new options covering the shares of a  successor corporation or a parent or subsidiary thereof, each officer or employee  to  whom  an option has been granted under this Plan (or such person's personal representative,

estate  or  any  person who acquired the right to exercise the option  from such person by bequest  or  inheritance)  shall  be  entitled, prior to the effective date of any such Terminating Event, (i) to exercise,  in whole or in  part,  such  person's  rights  under  any option granted to him or  her without regard to any restrictions on exercise  that would otherwise apply,

or (ii) to surrender any such option to the company in exchange for receipt of cash equal to the difference between the aggregate  fair market value of the shares of Stock such person would have received had  he  exercised  his option  in full immediately prior to consummation of such Terminating Event

(determined  as of the date of the Terminating Event as provided in Section

8 hereof) and  the  applicable  aggregate  Incentive  Stock Option Price or

Nonstatutory Stock Option Price, as the case may be. To  the  extent that a person,  pursuant  to  this  Section  10(b),  has  a  right to exercise  or surrender any option on account of a Terminating Event  which  such  person otherwise  would  not  have  had  at  that  time, such person's exercise or surrender of such option shall be contingent  upon the consummation of such

Terminating Event.

          (c)  In connection with the grant of  any  option  hereunder  the

Committee  may, in its sole discretion, provide the holder thereof with the right, following  a  "change  in  control-' of the Company (as such term is

defined  in  section  10(d)  hereinafter),   and   without  regard  to  any

restrictions  on  exercise  that would otherwise apply,  to  exercise  such option  or  to surrender such option  for  a  cash  payment  equal  to  the difference between  the aggregate fair market value of the number of shares of Stock then subject  to  the  option,  as  determined  in accordance with

Section 8 of this Plan as of the date of such surrender, and  the aggregate

Incentive  Stock Option Price or Nonstatutory Stock Option Price  therefor,

as the case  may  be.   Any  right  granted hereunder shall expire one year

after receipt by the option holder of  written notice from the Company that a change in control has occurred.

          (d)  For the purposes of this  Plan, a "change in control" of the

Company shall mean a change in control of  a  nature that would be required to be reported in a proxy statement with respect  to  the  Company (even if the  Company  is  not  actually subject to said reporting requirements)  in response to Item 5(f) of  Schedule  14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934,  as  amended (the "Exchange Act"),

except that any merger, consolidation or corporate  reorganization in which the owners of the Company's capital stock entitled to  vote in the election of directors ("Voting Stock") prior to said combination receive 75% or more of the resulting entity's Voting Stock shall not be considered  a change in control  for  the  purposes  of  this  Plan;  and  provided  that,  without limitation of the foregoing, such change in control shall be deemed to have occurred  if (i) any "person" (as that term is used in Sections 13 (d)  and

14 (d) (2)  of  the  Exchange Act) is or becomes the "beneficial owner" (as that term is defined by the Securities and Exchange Commission for purposes of Section 13 (d) of the  Exchange  Act),  directly  or indirectly, of more than 20% of the outstanding Voting Stock of the Company  or its successors;

or (ii) during any period of two consecutive years a majority  of the Board of  Directors  no  longer consists of individuals who were members  of  the

Board of Directors at  the beginning of such period, unless the election of each director who was not  a  director  at  the beginning of the period was approved by a vote of at least 75% of the directors  still  in  office  who were directors at the beginning of the period.

     11.  EFFECTIVENESS OF THE PLAN

     This  Plan  shall  become  effective upon its adoption by the Board of

Directors; provided, however, that (i) the effectiveness of this Plan shall be  subject to approval by the affirmative  votes  of  a  majority  of  the outstanding  shares  of  capital  stock  of  the Company at a stockholder's meeting duly called and held under the provisions of New York Law within 12 months after the adoption of this Plan by the  Board of Directors; and (ii)

the effectiveness of options granted under this Plan prior to the date that such approval by the stockholders is obtained shall also be subject to such approvals.

     12.  MANNER OF GRANT OF OPTIONS

     Nothing  contained  in  this Plan or in any resolution  heretofore  or hereafter adopted by the Board  of Directors or any committee thereof or by the stockholders of the Company with  respect to this Plan shall constitute the granting of an option under this Plan.  The granting of an option under this  Plan  shall  be deemed to occur only  upon  the  date  on  which  the

Committee shall approve  the  grant  of  such  option.  All options granted under this Plan shall be evidenced by a written  agreement,  in  such  form shall  be  determined  by  the Committee, signed by a representative of the

Committee and the recipient thereof.

     13.  COMPLIANCE WITH LAW AND REGULATIONS The obligation of the Company to sell and deliver any shares of Stock under this Plan shall be subject to all  applicable laws, rules and  regulations,  and  the  obtaining  of  all approvals  by  governmental agencies deemed necessary or appropriate by the

Committee, and should  the  grant  or  exercise of any particular option or options hereunder be found to be in contravention  of  any such laws, rules or  regulations,  said options shall be void or voidable without  affecting

any  other  options granted  (or  to  be  granted)  hereunder.   Except  as

otherwise provided  in  Section  2 and Section 16 herein, the Committee may make  such  changes in this Plan and  include  such  terms  in  any  option agreement as  may be necessary or appropriate, in the opinion of counsel to the Company, to  comply  with the rules and regulations of any governmental authority or to obtain, for  officers and employees granted Incentive Stock options, the tax benefits under  the  applicable provisions of the Code and the regulations thereunder.

     14.  TAX WITHHOLDING

     The employer of an officer or employee granted an

option under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal  or state laws to be withheld with respect to the grant, exercise or surrender  of any option or the sale of stock acquired upon the exercise of an Incentive  Stock  Option in order for  the  employer  to  obtain  a  tax deduction otherwise available  as  a consequence of such grant, exercise, surrender or sale, as the case may be.

     15.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of this Plan  by  the  Board of Directors nor the submission  of this Plan to the stockholders of the  Company  for  approval

shall  be  construed   as  having  any  impact  on  existing  qualified  or

nonqualified retirement,  bonus  or  similar  plans  of  the Company, or as creating  any limitations on the power of the Board of Directors  to  adopt such - other  incentive  arrangements  as it may deem desirable, including,

without limitation, the granting of stock  options  or  stock  appreciation rights otherwise than under this Plan, and such arrangements may  be either applicable generally or only in specific cases.

     16.  AMENDMENT

     The Board of Directors at any time, and f rom time to time, may  amend this  Plan,  subject to any required regulatory approval and subject to the limitation that,  except  as  provided  in  Sections  10  or  11 hereof, no amendment  shall be effective unless approved by the affirmative  votes  of the holders of a majority of the outstanding shares of the Company's Voting

Stock within 12 months after the date of the adoption of such amendment, if such amendment would:

          (a)  Increase  the  number  of  shares of Stock which may be made subject to options, or which may be issued  upon  the  exercise  of options granted under this Plan;

          (b)  Change  in  substance  the  provisions  of  Section 2 hereof relating to administration of this Plan, or of Section 4 hereof relating to eligibility to participate in this Plan;

          (c)  Change  the method of computing the Incentive  Stock  option

Price  for shares of Stock  subject  to  Incentive  Stock  Options  or  the

Nonstatutory Stock Option Price for shares of Stock subject to Nonstatutory

Stock Options or decrease any option price, or

          (d)  Increase  the  maximum  term  of  any  options  provided for herein, or the term of the Plan, or

          (e)  Materially  increase  the  benefits accruing to participants under the Plan.

     Except  as  provided  in  Sections  11  and   13  hereof,  rights  and

obligations under any option granted before amendment  of  this  Plan shall not  be  altered  or  impaired  by amendment of this Plan, except with  the consent of the person to whom the option was granted.

     17.  TERMINATION OR SUSPENSION

     The Board of Directors at any time may suspend or terminate this Plan.

This  Plan,  unless  sooner  terminated,   shall   terminate  on  the  loth

anniversary of its adoption by the Board of Directors  or  its  approval by the  stockholders  of  the  Company,  Q(T  whichever  is  earlier, but such termination shall not affect any option theretofore granted.  No option may be  granted  under this Plan while this Plan is suspended or  after  it  is terminated.

     No rights  or  obligations under any option granted while this Plan is in effect shall be altered or impaired by suspension or termination of this

Plan, except with the consent of the person to whom the option was granted.

Any option granted under  this  Plan may be terminated by agreement between the holder thereof and the Company and, in lieu of the terminated option, a new  option  may be granted with an  Incentive  Stock  Option  Price  or  a

Nonstatutory Stock Option Price, as the case may be, which may be higher or lower than the  Incentive  Stock  Option Price or Nonstatutory Stock Option

Price, as the case may be, of the terminated option.

     18.  CONTINUATION OF EMPLOYMENT

     Nothing contained in this Plan  (or  in  any written option agreement)

shall obligate the Company to continue for any  period to employ an officer or employee to whom an option has been granted, or interfere with the right of the Company to vary the terms of such person's employment or reduce such person's compensation.

     19.  EXCULPATION AND INDEMNIFICATION

     The Company shall indemnify and hold harmless the members of the Board of Directors and the members of the Committee from  and against any and all liabilities, costs, and expense incurred by such persons as a result of any act,  or  omission  to  act,  in  connection with the performance  of  such persons' duties, responsibilities,  and  obligations under this Plan, other

than  such  liabilities,  costs  and  expenses   as  may  result  from  the

negligence,  gross negligence, bad faith, willful misconduct,  or  criminal acts of such persons.

     20.  TITLES

     Titles are  provided  herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.



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
                       [FORM OPTION GRANT CONTRACT]

                          STOCK OPTION AGREEMENT


     AGREEMENT made this ___  day  of  ______________,198_,  by and between

J.A.M.,  INC.,  a  New  York  corporation  (the  "Corporation"),  and  (the

'Employee").

     WHEREAS, Employee is a key, full-time employee of the Corporation, and the  Corporation  considers  it  desirable  and  in  its best interest that

Employee  be given an inducement to acquire a further proprietary  interest in the Corporation,  and an added incentive to advance the interests of the

Corporation by possessing an option to purchase common voting shares of the

Corporation in accordance  with  the  1987 Stock Option Plan adopted by the

Directors  of  the  Corporation  on July 17,  1987,  and  approved  by  the shareholders on May 5, 1988.

     NOW, THEREFORE, in consideration  of the premises, it is agreed by and between the parties as follows:

     1.   GRANT OF OPTION.  The Corporation  hereby grants to the Employee,

the right, privilege and option to purchase ______  shares  of  its  common stock  at  a  purchase  price  of  $__________ per share, in the manner and subject to the conditions hereinafter  provided.  This option [IS] [IS NOT]

an Incentive Stock Option (as defined in Section 5(a) of the Plan).

     2.   TIME OF EXERCISE OF OPTION.  This  option may not be exercised in

whole or in part for one (1) year from the date  hereof.   The option shall

be  exercisable  as to not more than shares during each twelve  (12)  month period commencing  twelve (12) months from the date hereof until all shares

covered by the option  shall  have  been  purchased.   No  option  shall be

exercisable  after  the  expiration of ten (10) years from the date hereof.

To  the  extent  not  exercised,   installments  shall  accumulate  and  be

exercisable, in whole or in part, in  any  subsequent  period,  but,  in no event, later than ten (10) years from the date hereof.

     3.   METHOD  OF  EXERCISE.   The  option shall be exercised by written

notice described to the Corporation, at  the  Corporation's principal place of business, accompanied by cash or check payment  of  the option price for the  number of shares specified and paid for.  The Corporation  shall  make immediate  delivery  of such shares, provided that if any law or regulation requires the Corporation  to  take  any  action  with respect to the shares specified  in such notice before the issuance thereof,  then  the  date  of delivery of  such shares shall be extended for the period necessary to take such notice.

     4.   TERMINATION  OF  OPTION.   Except as herein otherwise stated, the

option to the extent not theretofore exercised  shall  terminate  upon  the first to occur of the following dates:

          (a)  The  expiration  of thirty (30) days after the date on which the Employee's employment by the  Corporation is terminated (except if such termination be for cause or by reason of death, retirement or disability).

          (b)  In the case of Incentive  Stock  Options,  the expiration of one  (1)  year  after  the date on which the Employee's employment  by  the

Corporation  is terminated,  if  such  termination  be  by  reason  of  the

Employee's permanent  and  total  disability.   In the case of Nonstatutory

Stock  Options,  such  options  may  be exercised at any  time  during  the remaining term in the event of termination  by  reason  of  the  Employee's permanent and total disability.

          (c)  In the event of the Employee's death while in the employ  of the  Corporation,  his executors or administrators may exercise, within two

(2) years following  the  date of death, the option as to any of the shares not theretofore exercised during the Employee's lifetime.

          (d)  In the event  of  termination  of  employment  for cause (as defined in the Plan), immediately upon such termination of employment.

          (e)  The expiration of three (3) months after the date  which the

Employee's   employment   with  the  Corporation  is  terminated,  if  such

termination be by reason of  the  Employee's Normal Retirement, in the case of Incentive Stock options.  In the  case  of  Nonstatutory  Stock Options,

such  options, may be exercised during the remaining term in the  event  of termination of employment by Normal Retirement.

          (f)  The expiration of ten (10) years from the date of grant.

     5.   RIGHTS   PRIOR  TO  EXERCISE  OF  OPTION.   This  option  is  not

transferable by the  Employee,  except  in  the  event of death as provided above,  and  during  the  Employee's lifetime is exercisable  only  by  the

Employee.  The Employee shall  have no rights as a stockholder with respect to the optioned shares until payment  of  the  option price and delivery to the Employee of such shares as herein provided.

     6.   THE PLAN.  This option is subject to and  the Corporation and the

Employee  agree  to  be  bound  by  all  of  the provisions and  terms  and conditions of the Plan.

     7.   BINDING EFFECT.  This Agreement shall  insure  to  the benefit of and  be  binding  upon  the  parties  hereto  and  their  respective heirs,

executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this  Agreement  to be executed on the day and year first above written.


                              J.A.M., INC.


                              By:________________________
                                   President


                              ___________________________
                                   EMPLOYEE


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